UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 30, 2005

E-Z-EM, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-11479	11-1999504
(Commission File Number)	(IRS Employer Identification No.)

1111 Marcus Avenue, Lake Success, New York	11042
(Address of Principal Executive Offices)	(Zip Code)

(516) 333-8230
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(d)

On March 30, 2005, the Board of Directors of E-Z-EM, Inc. (the "Company") approved a resolution authorizing and directing the officers of the Company to effect the listing of the Company's common stock on The Nasdaq National Market and to withdraw the listing of the Company's common stock from the American Stock Exchange. On March 31, 2005, the Company issued a press release announcing the Board's action, and that the Company's common stock is to begin trading on The Nasdaq National Market on April 12, 2005 and will continue to trade on the American Stock Exchange until that date. A copy of the press release dated March 31, 2005 is attached as Exhibit 99.1

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1 Press release dated March 31, 2005.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2005	E-Z-EM, INC. (Registrant)

By: /s/ Peter J. Graham
Peter J. Graham Vice President - General Counsel and Secretary

EXHIBIT INDEX

No.	Description

99.1	Press Release dated March 31, 2005